EXHIBIT 10.6

JOINDER AND CONFIRMATION OF SECURITY AGREEMENT

THIS JOINDER AND CONFIRMATION OF SECURITY AGREEMENT (this “Joinder”) is executed as of December 31, 2005 by Cancable Holding Corp., a Delaware corporation (“Cancable Holding”), Iview Digital Video Solutions Inc., a Canadian corporation (“Iview”), Cancable Inc., an Ontario corporation (“Cancable Canada”) and Cancable, Inc., a Nevada corporation (“Cancable US”, and together with Cancable Holding, Iview and Cancable Canada, the “Joining Parties”), and Creative Vistas, Inc., an Arizona corporation (the “Parent”), Creative Vistas Acquisition Corp. (formerly A.C. Technical Acquisition Corp.), an Ontario corporation (“Creative Vistas Acquisition”), A. C. Technical Systems Ltd., an Ontario corporation (“A.C. Ltd.”) and Brent W. Swanick (“Swanick”, and together with Parent, Creative Vistas Acquisition and A.C. Ltd., the “Original Credit Parties”) and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”). Except as otherwise defined herein, terms used herein and defined in the Securities Purchase Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Parent, Creative Vistas Acquisition, A.C. Ltd. and the Purchaser, have entered into a Security Agreement, dated as of September 30, 2004 (as amended, modified or supplemented from time to time, the “Security Agreement”) providing for the execution of the Ancillary Agreements referred to in the Security Agreement;

WHEREAS, the Parent and the Purchaser have entered into a Securities Purchase Agreement dated September 30, 2004 (as amended, modified or supplemented from time to time, the “Securities Purchase Agreement”) providing for the execution of the Related Agreements;

WHEREAS, the Joining Parties are direct or indirect subsidiaries of the Parent and desire, or are required pursuant to the provisions of the Security Agreement and the Securities Purchase Agreement, to become:

(a)	a guarantor under the subsidiary guaranty dated September 30, 2004 given by each of A.C. Ltd. and Creative Vistas Acquisition in favour of the Purchaser (the “Subsidiary Guaranty”);

(b)
an assignor under the master security agreement dated September 30, 2004 between the Parent, A.C. Ltd., and Creative Vistas Acquisition and acknowledged by the Purchaser (the “Master Security Agreement”);

(c)	a pledgor under the share pledge agreement dated September 30, 2004 among the Purchaser, A.C. Ltd. and Swanick (the “Share Pledge Agreement”);

(d)	a pledgor under the share pledge agreement dated September 30, 2004 between the Purchaser and the Parent (the “CV Share Pledge Agreement”); and

(e)	an eligible subsidiary under the security agreement dated September 30, 2004 between the Purchaser, the Parent, A.C. Ltd. and Creative Vistas Acquisition (the “Security Agreement”).

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Parties and the Original Credit Parties, the receipt and sufficiency of which are hereby acknowledged, the Joining Parties and the Original Credit Parties hereby make the following representations and warranties to the Purchaser and hereby covenant and agree with the Purchaser as follows:

NOW, THEREFORE, the Joining Parties agree as follows:

1.
By this Joinder, the Joining Parties become (i) a guarantor for all purposes under the Subsidiary Guaranty, (ii) an assignor for all purposes under the Master Security Agreement, (iii) a pledgor for all purposes under the Share Pledge Agreement; (iv) a pledgor for all purposes under the CV Share Pledge Agreement and (v) an eligible subsidiary under the Security Agreement.

2.
The Joining Parties agree that, upon their execution hereof, they will become Guarantors under and as defined in the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the Security Agreement, the Ancillary Agreements (as defined in the Security Agreement), the Securities Purchase Agreement and the Related Agreements (as defined in the Securities Purchase Agreement). Without limitation of the foregoing, and in furtherance thereof, the Joining Parties unconditionally and irrevocably, guarantee the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty).

3.
The Joining Parties agree that, upon their execution hereof, they will become Pledgors under, and as defined in the Share Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Share Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Share Pledge Agreement), the Joining Parties hereby pledge, hypothecate, assign, transfer, set over and deliver to the Purchaser and grant to the Purchaser a security interest in all Collateral (as defined in the Share Pledge Agreement), if any, now owned or, to the extent provided in the Share Pledge Agreement, hereafter acquired by it.

4.
The Joining Parties agree that, upon their execution hereof, they will become Pledgors under, and as defined in the CV Share Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the CV Share Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the CV Share Pledge Agreement), the Joining Parties hereby pledge, hypothecate, assign, transfer, set over and deliver to the Purchaser and grant to the Purchaser a security interest in all Collateral (as defined in the CV Share Pledge Agreement), if any, now owned or, to the extent provided in the CV Share Pledge Agreement, hereafter acquired by it.

5.
The Joining Parties agree that, upon their execution hereof, they will become Assignors under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Parties hereby applicable to an Eligible Subsidiary under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Security Agreement), the Joining Parties hereby pledge, hypothecate, assign, transfer, set over and deliver to the Purchaser and grant to the Purchaser a security interest in all Collateral (as defined in the Security Agreement), if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it.

6.
In connection with the grant by the Joining Parties, pursuant to paragraphs 3, 4 and 5 above, of a security interest in all of their right, title and interest in the Collateral (as defined in each of the Master Security Agreement, the Security Agreement, the Share Pledge Agreement and the CV Share Pledge Agreement) in favor of the Purchaser, the Joining Parties (i) agree to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the Share Pledge Agreement, (ii) agree to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement, the Security Agreement, the Share Pledge Agreement and the CV Share Pledge Agreement) owned by the Joining Parties, (iii) authorize the Purchaser to file any such financing statements without the signature of the Joining Parties where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Parties all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)) and (iv) agree to execute and deliver to the Purchaser assignments of United States and Canada trademarks, patents and copyrights (and the respective applications therefore) to the extent requested by the Purchaser.

7.
Without limiting the foregoing, the Joining Parties hereby make and undertake, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Subsidiary Guaranty, (ii) each Assignor pursuant to the Master Security Agreement, (iii) each Pledgor pursuant to the Share Pledge Agreement and the CV Share Pledge Agreement and (iv) each Eligible Subsidiary pursuant to the Security Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agree to be bound by all covenants, agreements and obligations of a Guarantor, Assignor, Pledgor and Eligible Subsidiary pursuant to the Subsidiary Guaranty, Master Security Agreement, Share Pledge Agreement, CV Share Pledge Agreement and the Security Agreement, respectively, and all other Related Agreements and Ancillary Agreement to which they are or become a party.

8.
Each of Schedules of the Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Parties contained on Schedules attached hereto as Annex I. Schedule A to the Share Pledge Agreement and Schedule A to the CV Share Pledge Agreement are hereby amended by supplementing such Schedule with the information for the Joining Parties contained on Schedule A attached hereto as Annex II. In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Parties contained on Schedule A attached hereto as Annex III.

NOW THEREFORE, the Original Credit parties agree as follows:

9.
Each of the Subsidiary Guaranty, Master Security Agreement, Share Pledge Agreement, CV Share Pledge Agreement, Security Agreement, the Guaranty dated September 30, 2004 granted by Swanick in favour of Purchaser (“the Swanick Guaranty”) and the Debenture dated September 30, 2004 granted by A.C. Ltd. in favour of Purchaser (the “Debenture” and together with the Subsidiary Guaranty, the Master Security Agreement, Share Pledge Agreement, CV Share Pledge Agreement Security Agreement, the Securities Purchase Agreement, the Related Agreements and the Ancillary Agreement, the “2004 Documents”) remain in full force and effect and have not been terminated, discharged or released.

10.
The Master Security Agreement, Share Pledge Agreement and CV Share Pledge Agreement constitute legal, valid and binding obligations of each Original Credit Party party thereto, enforceable against each Original Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforceability of creditors’ rights.

11.
The Master Security Agreement, Share Pledge Agreement and CV Share Pledge Agreement shall continue to constitute valid security for the obligations of each Original Credit Party to the Purchaser under and pursuant to the 2004 Documents.

12.
This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Parties may not assign any of their rights, obligations or interest hereunder or under the Security Agreement or any Ancillary Agreement without the prior written consent of the Purchaser or as otherwise permitted by the Securities Purchase Agreement, Related Agreements, Security Agreement or any Ancillary Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE PROVINCE OF ONTARIO. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

13.
From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Related Agreement” for all purposes of the Securities Purchase Agreement and the Related Agreements and an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements.

14.	The effective date of this Joinder is December 31, 2005.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed as of the date first above written.

CANCABLE HOLDING CORP.

By:   /s/ Sayan Navaratnam

Name: Sayan Navaratnam
Title: Chairman and CEO

IVIEW DIGITAL VIDEO SOLUTIONS INC.

By:   /s/ Sayan Navaratnam

Name: Sayan Navaratnam
Title: President

CANCABLE INC.

By:   /s/ Ross Jepson

Name: Ross Jepson
Title: President

CANCABLE, INC.

By:   /s/ Ross Jepson

Name: Ross Jepson
Title: President and Secretary

CREATIVE VISTAS, INC.

By:   /s/ Dominic Burns

Name: Dominic Burns
Title: President

CREATIVE VISTAS ACQUISITION CORP.
 (formerly A.C. Technical Acquisition Corp, Inc.)

By:   /s/ Sayan Navaratnam

Name: Sayan Navaratnam
Title: President and Secretary

A.C. TECHNICAL SYSTEMS LTD.

By:   /s/ Sayan Navaratnam

Name: Sayan Navaratnam
Title: CEO

BRENT W. SWANICK

By:   /s/ Brent Swanick

Name:
Title:

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.

By:   /s/ David Grin

Name: David Grin
Title: Director